SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2006

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

900 Bestgate Road, Suite 100, Annapolis, Maryland 21030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

ITEM 7.01.	Regulation FD Disclosure

On May 1, 2006, FTI Consulting, Inc. (“FTI”) issued a press release announcing our financial results for the first quarter ended March 31, 2006, as well as other information, including operating results by business segment, other developments and outlook for 2006. The full text of the Press Release (and Financial Tables) issued on May 1, 2006 is set forth in Exhibit 99.1 hereto.

The Press Release includes a discussion of FTI’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA by business segment. Although EBITDA is not a measure of financial condition or performance determined in accordance with generally accepted accounting principles, FTI believes that it is a useful operating performance measure for evaluating our results of operations from period to period and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. FTI uses EBITDA to evaluate and compare the operating performances of its segments and it is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it considers acquiring.

A reconciliation of EBITDA to net income is included in the accompanying Financial Tables to the Press Release furnished as Exhibit 99.1 when reasonably available. Information relating to stock option issuances and stock prices during 2006 cannot be predicted and are not quantifiable at this time. In addition, the impact of accounting under Financial Accounting Standards Board (FASB) Statement 123R with respect to 2006 stock option issuances is not determinable at this time. Such information is not available without an unreasonable effort or otherwise. The impact of accounting for currently outstanding stock options and stock options issuances in 2006 under FASB Statement 123R will be significant.

EBITDA is not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. We believe that EBITDA as a supplemental financial measure is also indicative of FTI’s capacity to incur and service debt and thereby provides additional useful information to investors regarding FTI’s financial condition and results of operations. EBITDA for purposes of the covenants set forth in our senior secured credit facility is not calculated in the same manner as calculated for purposes of the attached Financial Tables accompanying the Press Release.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated May 1, 2006 (and accompanying Financial Tables), of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: May 2, 2006	By:	/s/ THEODORE I. PINCUS

Theodore I. Pincus Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 1, 2006 (and accompanying Financial Tables), of FTI Consulting, Inc.